MANNING & NAPIER FUND, INC.

Supplement dated March 28, 2013 to the combined Prospectus (the “Prospectus”) dated May 1, 2012 as amended October 19, 2012 and supplemented December 31, 2012 for the following Series:

Small Cap Series – Class A	Core Bond Series
Commodity Series	Core Plus Bond Series
Technology Series	Real Estate Series – Class S and I
International Series – Class S and I	Emerging Markets Series
Life Sciences Series	Inflation Focus Equity Series
World Opportunities Series – Class A	Diversified Tax Exempt Series
High Yield Bond Series – Class S and I	New York Tax Exempt Series
Global Fixed Income Series	Ohio Tax Exempt Series
Financial Services Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The Board of Directors of the Fund has voted to terminate the offering of the Financial Services Series’ shares and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, effective immediately, the Series is closed to new investors. Effective April 5, 2013, the Series will stop selling it shares to existing shareholders and will no longer accept automatic investments from existing shareholders. The Series will redeem all of its outstanding shares on May 1, 2013, and distribute the proceeds to the Series’ respective shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As Series shareholders redeem shares of the Series between the date of this supplement and May 1, 2013, and as the Series increases its cash position to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Series may not be able to achieve its investment objective during the period between the date of this supplement and May 1, 2013.

2.	Effective January 31, 2013, Christian Andreach has been replaced as a member of the Real Estate Series’ Research Team by Elizabeth Mallette. Accordingly, the following changes are hereby made to the Prospectus:

a)	The Summary section for the Real Estate Series is hereby revised to reflect the following new information:

Elizabeth H. Mallette

Analyst, has managed the Series since 2013.

b)	The following information is hereby added to the “Portfolio Managers” sub-section in the “Management” section of the Prospectus:

Elizabeth H. Mallette, Analyst

Joined the Advisor in 2006. Analyst since 2013. Member of the Real Estate Series Research Team since 2013. Previous positions held in last five years: Research Assistant, 2008, Research Associate, 2009, Senior Associate, 2010 – 2013.

c)	The information with respect to Christian Andreach in the “Portfolio Managers” sub-section in the “Management” section of the Prospectus is hereby deleted and replaced by the following:

Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group

Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director and member of Senior Research Group since 2002. Co-Head of Global Equities since 2010. Member of Emerging Markets Series Research Team since 2011.

3.	Effective December 31, 2012, shares of the Global Fixed Income Series are no longer offered in the Prospectus, and all references to the Global Fixed Income Series in the Prospectus are hereby deleted.

For information on the Global Fixed Income Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNSMX 03/28/2013